Prudential Investment Portfolios 16
PGIM Income Builder Fund

Supplement dated June 28, 2018

to the Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information (SAI)

Effective immediately, Marc R. Halle will no longer serve as a portfolio manager responsible for the day-to-day management of the Fund segment managed by PGIM Real Estate. Rick J. Romano, CFA, Michael Gallagher, Kwok Wing Cheong, CFA and Daniel Cooney, CFA will continue to serve as portfolio managers for the segment of the Fund managed by PGIM Real Estate.

To reflect this change, the Fund’s Summary Prospectus, Prospectus and SAI are hereby revised as follows, effective immediately:

I.	All references and information pertaining to Marc R. Halle with respect to the Fund are hereby removed.

LR1072